2008 Annual Meeting

April 17, 2008

Welcome and Introductions

Tom Stanberry
Chairman & CEO

2007 Overview

Tom Stanberry
Chairman & CEO

2007 Financial Overview

Doug Gulling, CFO

West Bancorporation, Inc.

+2.3%

$4.4 bil

$4.5 bil

AUM

+6.9%

$113.8 mil

$121.6 mil

Stockholders'
equity

-1.5%

$925 mil

$911 mil

Total deposits

+5.6%

$1.269 bil

$1.340 bil

Total assets

-2.5%

$19,407

$18,920

Net income

%Change

2006

2007

West Bancorporation, Inc.

+1.2%

8.97%

9.08%

Equity: Assets

-1.1%

43.42%

43.91%

Efficiency

-3.0%

3.38%

3.28%

NIM

-10.3%

18.08%

16.21%

ROE

-2.7%

1.49%

1.45%

ROA

% Change

2006

2007

2.50
2.00
1.50
1.00
0.50
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	0.93	1.03	0.87	0.82	0.85
Hills Bank and Trust Company	1.24	1.16	1.13	1.04	1.03
First American Bank	0.95	1.04	1.17	1.12	0.79
Iowa State Bank & Trust Company	1.24	1.13	1.04	0.84	0.94
National Peer Group Average	1.27	1.21	1.29	1.25	1.04
West Bank	1.91	1.79	1.66	1.54	1.49

West Bank

Return on Assets

25.00
20.00
15.00
10.00
5.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	14.24	15.01	13.09	12.32	12.59
Hills Bank and Trust Company	13.91	12.78	12.71	11.91	11.31
First American Bank	10.15	11.11	12.89	11.93	7.61
Iowa State Bank & Trust Company	14.21	13.41	12.66	10.63	11.69
National Peer Group Average	13.59	12.96	13.61	13.02	10.57
West Bank	20.47	21.71	21.23	19.85	17.63

West Bank

Return on Equity

Percent
120.00
110.00
100.00
90.00
80.00
70.00
60.00

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	92.70	108.88	101.62	108.96	114.25
Hills Bank and Trust Company	99.89	104.38	109.81	115.76	118.81
First American Bank	100.33	98.82	102.91	99.39	100.03
Iowa State Bank & Trust Company	71.66	70.57	72.75	74.26	74.41
National Peer Group Average	83.68	88.96	90.01	91.62	94.85
West Bank	83.64	82.88	90.89	96.48	106.58

West Bank

Loans & Leases to Deposits

4.00
3.50
3.00
2.50
2.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	2.97	3.19	3.00	2.81	2.76
Hills Bank and Trust Company	3.29	3.45	3.33	3.11	3.05
First American Bank	3.03	3.13	3.40	3.58	3.03
Iowa State Bank & Trust Company	3.21	3.15	3.06	2.89	2.97
National Peer Group Average	3.73	3.72	3.83	3.83	3.66
West Bank	3.61	3.49	3.41	3.25	3.15

West Bank

Net Interest Margin

10.00
8.00
6.00
4.00
2.00
0.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	5.67	5.20	5.58	5.83	6.26
Hills Bank and Trust Company	3.38	3.50	5.51	5.50	4.42
First American Bank	4.01	4.36	4.72	5.02	5.42
Iowa State Bank & Trust Company	3.04	3.25	3.45	3.45	3.66
National Peer Group Average	4.05	4.43	4.60	4.69	4.83
West Bank	7.12	8.83	8.74	8.07	8.48

W West Bank

Assets Per Employee

Percent
70.00
60.00
50.00
40.00
30.00
20.00

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	62.75	61.32	63.19	64.87	62.92
Hills Bank and Trust Company	55.05	57.27	55.44	55.39	55.36
First American Bank	59.97	54.54	51.42	53.91	57.75
Iowa State Bank & Trust Company	58.08	59.60	62.71	65.33	63.48
National Peer Group Average	57.56	56.92	54.83	55.44	58.39
West Bank	31.79	30.39	31.65	32.42	33.68

W West Bank

Efficiency Ratio

250
200
150
100
50
0
$ Thousand

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	75.71	78.76	66.84	64.75	69.95
Hills Bank and Trust Company	61.16	57.38	63.46	68.60	68.74
First American Bank	52.29	65.94	81.17	82.21	60.51
Iowa State Bank & Trust Company	52.98	52.16	48.20	39.66	44.58
National Peer Group Average	72.11	78.16	90.10	89.12	73.06
West Bank	216.55	213.76	218.13	198.01	183.31

W West Bank

Pre-Tax Net Income per Employee

1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
$ Thousand

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	732,886	815,054	896,110	1,005,967	1,074,361
Hills Bank and Trust Company	765,057	874,254	990,006	1,101,496	1,150,738
First American Bank	416,108	461,004	551,932	702,249	740,898
Iowa State Bank & Trust Company	205,941	223,955	240,204	240,604	251,100
West Bank	325,173	435,133	519,535	536,636	580,502

W West Bank

Real Estate Loans

500,000
400,000
300,000
200,000
100,000
0
$ Thousand

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	208,849	274,973	273,034	310,136	362,648
Hills Bank and Trust Company	45,288	67,784	85,665	111,322	132,070
First American Bank	225,127	236,486	284,167	383,803	434,635
Iowa State Bank & Trust Company	46,126	46,911	55,814	56,440	64,987
West Bank	231,946	253,021	293,181	320,276	353,779

W West Bank

Commercial Loans

9.00
8.00
7.00
6.00
5.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	5.94	5.64	6.01	6.56	6.74
Hills Bank and Trust Company	6.44	6.05	6.20	6.51	6.71
First American Bank	5.72	5.53	6.65	8.13	7.71
Iowa State Bank & Trust Company	6.38	5.94	6.25	6.78	6.82
National Peer Group Average	6.32	6.02	6.77	7.69	7.82
West Bank	6.25	5.81	6.47	7.36	7.47

West Bank

Average Yield on Total Loans

5.00
4.00
3.00
2.00
1.00
0.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	1.37	1.20	2.05	3.19	3.61
Hills Bank and Trust Company	2.30	1.91	2.26	3.03	3.55
First American Bank	1.97	1.74	2.52	4.04	4.27
Iowa State Bank & Trust Company	1.96	1.60	2.02	2.84	3.34
National Peer Group Average	1.57	1.46	2.17	3.23	3.70
West Bank	1.25	1.09	2.10	3.53	3.57

West Bank

Average Rate Paid on Interest-Bearing Deposits

2.40
2.00
1.60
1.20
0.80
0.40
0.00
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	0.31	0.10	0.07	0.09	0.26
Hills Bank and Trust Company	0.71	0.31	0.18	0.45	0.80
First American Bank	0.73	0.41	0.32	0.45	2.33
Iowa State Bank & Trust Company	0.33	0.16	0.24	0.13	0.33
National Peer Group Average	0.70	0.56	0.48	0.59	1.07
West Bank	0.30	0.12	0.57	0.07	0.60

West Bank

Non-Current Loans to Gross Loans

0.40
0.30
0.20
0.10
0.00
(0.10)
Percent

	Dec-03	Dec-04	Dec-05	Dec-06	Dec-07
Bankers Trust Company, NA	0.00	0.04	0.17	0.02	0.06
Hills Bank and Trust Company	0.00	0.03	0.08	0.02	0.12
First American Bank	0.26	0.16	0.16	0.16	0.29
Iowa State Bank & Trust Company	0.11	0.24	(0.01)	0.14	0.09
National Peer Group Average	0.26	0.18	0.16	0.14	0.23
West Bank	0.05	0.10	0.09	0.09	0.20

W West Bank

Net Charge-Offs to Average Loans

West Bancorporation, Inc.
First Quarter Results

-

$4.5 bil

$4.7 bil

AUM

+5.6%

$115.9 mil

$122.4 mil

Stockholders'
equity

-4.3%

$924 mil

$884 mil

Total deposits

+0.5%

$1.330 bil

$1.336 bil

Total assets

+0.5%

$4,444

$4,468

Net income

%Change

2007

2008

West Bancorporation, Inc.
First Quarter Results

+5.2%

8.71%

9.16%

Equity: Assets

+0.9%

47.53%

47.10%

Efficiency

+4.3%

3.24%

3.38%

NIM

-6.9%

15.86%

14.76%

ROE

-1.5%

1.38%

1.36%

ROA

% Change

2007

2008

2007 West Bank Overview

Brad Winterbottom, President

Loan Activity

Year-end 2006 growth                                  4%

Year-end 2007 growth                                  9%

$50 million in investment commercial real
estate unexpected payoffs due to declining
rate environment

Average 2006 growth    17%

Average 2007 growth    3%

Loan Quality

Non-performing assets (non accrual + 90 days past due)

12.31.06                                     $   650,000

12.31.07                                     $5,877,000

Two relationships equal 80 percent of the balance

In Other Real Estate Owned

12.31.06                                     $2,000,000

12.31.07                                     $   155,000

At 12.31.06 past dues over 30 days

.60% of portfolio vs. state avg of 1.48%

At 12.31.07 past dues over 30 days

.48% of portfolio vs. state avg of 1.91%

Recent FDIC Exam

Treasury Management

eDeposit

Reaching 50 clients with 67 scanners currently in use

Transition for eDeposit from IRD processing to ACH

Zero Balance Accounting process

Internet Merchant Card Processing

Looking to 2008

Positive Pay Solution

ACH Debit Filtering Solutions

Payroll Card Options

Expansion of International Services

Marketing Efforts

2007- 3D campaign We’re Listening

Sales

$17.7 million in loans

$14.9 million in deposits

2008 3D campaign What’s Brewing

Launched in February

All Branch managers and some commercial bankers

2007 Shred It Day- Preventing Identity Theft

Big response

4.5 tons of paper processed from 250-300  individuals

Next shred day events: Eastern Iowa May 31, Des Moines
June 14

Mystery Shopping (see slide next page)

Mystery Shopping
2007 Branch Average
Overview

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Score Average

	Branch-wide	Call Center	City Center	Coralville	East	Grand	Iowa City East	Iowa City Main	Main	North	South	Urban-dale
Jan - Dec 2007	92.7%	90.4%	95.7%	93.8%	96.4%	89.7%	87.4%	95.8%	93.8%	89.7%	89.1%	94.9%

Branch Location

West Bank

Additions to the West Bank Team

Jason Trenkamp, Branch Manager North

Jenny Greenleaf, Branch Manager Urbandale

Todd McGowan, Branch Manager 22nd St.

Kristen Boyles, Commercial Banker

Josh Norton, Commercial Banker

Scott Jarvis, Utility Player

Stephanie Avery, Residential Mortgages in DSM

Steve Fedelspiel, Residential Mortgages in EI

Training Efforts

Loyd Pohl

Conducting a series of sales coaching workshops

Goal: build profit-oriented client responsive sales

SparkPoint Training

Presentation Skills- Full day sessions. Follow up critique of actual presentation for all participants

Passion, Pride and Professionalism- Professionalism

Dress for Success

Business Etiquette

Fundamentals of Customer Service- Fred Factor

In 2008:

Continuation of employee development through series of
scheduled training sessions

Retail Banking

New Products

Health Savings Accounts

Bank@Work

Reward Me Checking

Facility Improvements

Closed SkyWalk Branch

Finished Second Floor Remodel

Expanded parking and drive thru- South Office

Grand Ave. Branch plans

Waukee lease pending

Looking at sites in North Liberty

Trust

2007 State Examination- Best Rating

Assets

2006- $293 million total assets- managed and
custody

2007- $317 million, 8% increase

Staff

No staff turnover

More than 15 years experience

Emphasis in 2007 on marketing to referral
sources: CPA, Attorneys, Financial Planners and
Independent Asset Managers

2007
WB Capital Management Inc.
Overview

Scott Eltjes, CEO

Fixed Income
Equity
Balanced
Cash
ETF
15%
1%
10%
7%
67%

Business Summary

Assets (12.31.07)

Under Management                            $4.5 billion

Under Administration                      $  .3 billion

                                                                    Total        $4.8 billion

Asset Class

2007 Financial Results

Financial performance improves each quarter
in 2007

Expense control- Expenses down 8.5%

Net income more than doubles vs. 2006

2006- $265,171

2007- $568,365

Momentum Continues into  2008

2007 Investment Performance

Strong Investment Performance in 2007

Increased visibility of our strategies in investment
consultant channel

Equity Strategies

Large Margins of Outperformance

Strong Double Digit Returns

Fixed Income Strategies

Strong Peer Group Rankings

Strong Absolute Performance

Quality Portfolios in Favor

2007 Successes

First Full Year of Operation as WB Capital Management Inc.

Improved Financial Performance

Strong Investment Performance

New Product Innovation- Allocation Product- Active Asset
Allocation using multiple asset classes

Public Fund Business Strong

Over 300 New SMA Accounts

New Distribution Partners- Institutional and Retail

3D Campaign/Cross-Sale Effort Successes

Doubled Assets in Small Cap Product

West Bancorporation

WB Capital Management Inc.

West Bank

Chairman’s Remarks

Tom Stanberry
Chairman & CEO

Get your

Reward Me Checking

5.00% APY*

Plus Earn ATM Fee Refunds**

*APY = Annual Percentage Yield. **ATM fee refunds up to $25 per cycle.

Decidedly Different.®

W West Bank

FDIC

3 Free and Easy Requirements:*

- ♦ **12 Signature-Based Debit Card Transactions**
- ♦ **1 Direct Deposit or ACH Auto Debit**
- ♦ **Enroll & Receive Electronic Statement**

*Requirements Must Be Met Each Cycle.

FDIC

Decidedly Different.
West Bank

If You Meet The Requirements, You Receive:

5.00% APY* *paid on balances up to $50,000*

1.25% APY* *paid on the portion of the balance above $50,000*

Plus **ATM Fee Refunds Nationwide****

*APY = Annual Percentage Yield. **ATM fee refunds up to $25 per cycle.

Decidedly Different.®

West Bank

FDIC

What happens if the requirements are not satisfied during a cycle?

- **You will earn 0.20% APY* on your free checking balance!**
- **ATM fees are not reimbursed.**

*Annual Percentage Yield. You will be paid interest and ATM fee refunds on your first cycle regardless of qualifications.

FDIC

Decidedly Different.®

W West Bank

Sign Up Now...

Earn ATM Fee Refunds*

5.00% APY**

...with **FREE** *Reward Me Checking*

*ATM fee refunds up to $25 per cycle. **APY = Annual Percentage Yield.

Decidedly Different.®

W West Bank

FDIC

What is SmartyPig?

An online version of a piggy bank where
you save for a specific goal

Patent-pending technology

Latest in security standards

Involve family and friends in your savings

Incentive boosts

Includes a 4.30%* (APY) interest rate

*as of 4/17/08

smartypig

West Bank

DATA VISION RESOURCES

Maritz

Strategic Partners

Why We Are Unique

Goal specific savings accounts

Monthly withdrawals from existing pay source
till goal is met

Interest bearing

Public accounts allow friends and family to
contribute

Goal redeemed with gift card from best-in-
class retailers or MasterCard    Debit Card

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'Great Buzz' About SmartyPig
Four weeks after going live, we are feeling what one member of the media called "great buzz". People are talking about SmartyPig. And, better yet, people are creating accounts on SmartyPig, setting up goals, inviting friends and family to help them along, and those people are setting up accounts, too... and telling others. Many others. Hence the buzz. This morning, we were excited to see the interview we have embedded here on WallStreetJournal.com.
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SmartyPig Blog

APRIL 11, 2008

'Great Buzz' About SmartyPig

Four weeks after going live, we are feeling what one member of the media called "great buzz". People are talking about SmartyPig. And, better yet, people are creating accounts on SmartyPig, setting up goals, inviting friends and family to help them along, and those people are setting up accounts, too... and telling others. Many others. Hence the buzz. This morning, we were excited to see the interview we have embedded here on WallStreetJournal.com.

00:00 03:48
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Funds are deposited with West Bank, Member FDIC.
*Annual Percentage Yield (APY) is effective as of 4/16/2008. Rates may change at any time without prior notice.
This site is protected by copyright and trademark laws under US law. US patent pending. All rights reserved.
Website design by our friends at Happy Cog.

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The brand sizzles and sticks

A Feel Good Story - optimistic & nostalgic

Only banking application that is social

Family & friends can contribute - widgets,
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Target: Gen X & Y

Educational - Parents: “This is cool”

More $ for your money!

Connecting

$0 advertising budget - all PR

Grassroots: Friends & Family

Targeted Influencers - Bloggers/Viral

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Reached out to local media

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Colorful, intuitive, and fun. The
management team seems very
tech-savvy, and they are not
afraid to embrace new trends
and try different things to
shape the way we do banking
online.

smartypig

CBS MarketWatch

AMERICAN BANKER
On Focus and In Depth

npr

THE WALL STREET JOURNAL.

BARRON'S

CBS RADIO
ESTABLISHED 1928

YOU AT YOUR BEST
SELF

cnet CNET.com

seventeen

FAST COMPANY.COM
Where ideas and people meet

Modern Bride

Initial Press

What’s Next?

Lydian Roundtable - M.I.T.

Finovate

West Coast media tour

National radio tour

NAPS articles

Economic Stimulus

Graduation - “Give the Gift of Savings”

One Month In

Customers in 45 states

More than 1,100 users

Average goal amount: $6,091

Average length of goal: About 3 years

Top goal category: Travel

50% of goals are public

Averaging 35-50 new accounts a day

Questions & Answers